As filed with the Securities and Exchange Commission on January 12, 2009

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
January 7, 2009

FIRST BANCORP
(Exact name of registrant as specified in its charter)

North Carolina	0-15572	56-1421916
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

341 North Main Street
Troy, North Carolina 27371-0508
(Address of principal executive offices)

(910) 576-6171
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On January 9, 2009, First Bancorp (the “Registrant”) entered into a Letter Agreement (the “Purchase Agreement”) with the United States Department of the Treasury (“Treasury”), pursuant to which the Registrant agreed to issue and sell (i) 65,000 shares of the Registrant’s Fixed Rate Cumulative Perpetual Preferred Stock, Series A (the “Series A Preferred Stock”) and (ii) a warrant (the “Warrant”) to purchase 616,308 shares of the Registrant’s common stock, no par value (the “Common Stock”), for an aggregate purchase price of $65,000,000 in cash. The Purchase Agreement is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

The Series A Preferred Stock will qualify as Tier 1 capital and will pay cumulative dividends at a rate of 5% per annum for the first five years, and 9% per annum thereafter. The Series A Preferred Stock may be redeemed by the Registrant after three years. Prior to the end of three years, the Series A Preferred Stock may be redeemed by the Registrant only with proceeds from the sale of qualifying equity securities of the Registrant (a “Qualified Equity Offering”). The restrictions on redemption are set forth in the Articles of Amendment to the Articles of Incorporation of the Registrant (the “Articles of Amendment”) described in Item 5.03 below.

The Warrant has a 10-year term and is immediately exercisable upon its issuance, with an exercise price, subject to anti-dilution adjustments, equal to $15.82 per share of the Common Stock. The Warrant is attached as Exhibit 4.2 hereto and is incorporated herein by reference.

If the Registrant receives aggregate gross cash proceeds of not less than $65,000,000 from Qualified Equity Offerings on or prior to December 31, 2009, the number of shares of Common Stock issuable pursuant to Treasury’s exercise of the Warrant will be reduced by one half of the original number of shares, taking into account all adjustments underlying the Warrant. Pursuant to the Purchase Agreement, Treasury has agreed not to exercise voting power with respect to any shares of Common Stock issued upon exercise of the Warrant.

The Series A Preferred Stock and the Warrant were issued in a private placement exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended.  The Registrant has agreed to register the Series A Preferred Stock, the Warrant, and the shares of Common Stock underlying the Warrant (the “Warrant Shares”) as soon as practicable after the date of the issuance of the Series A Preferred Stock and the Warrant. Neither the Series A Preferred Stock nor the Warrant will be subject to any contractual restrictions on transfer, except that Treasury may only transfer or exercise an aggregate of one-half of the Warrant Shares prior to the earlier of the redemption of 100% of the shares of Series A Preferred Stock and December 31, 2009.

In the Purchase Agreement, the Registrant agreed that, until such time as Treasury ceases to own any debt or equity securities of the Registrant acquired pursuant to the Purchase Agreement, the Registrant will take all necessary action to ensure that its benefit plans with respect to its senior executive officers comply with Section 111(b) of the Emergency Economic Stabilization Act of 2008 (the “EESA”) as implemented by any guidance or regulation under the EESA that has been issued and is in effect as of the date of issuance of the Series A Preferred Stock and the Warrant, and has agreed to not adopt any benefit plans with respect to, or which covers, its senior executive officers that do not comply with the EESA, and the applicable executives have consented to the foregoing.

ITEM 3.02.  UNREGISTERED SALES OF EQUITY SECURITIES.

The information set forth under “Item 1.01 Entry into a Material Definitive Agreement” is incorporated by reference into this Item 3.02.

ITEM 3.03.   MATERIAL MODIFICATION TO RIGHTS OF SECURITYHOLDERS.

Upon issuance of the Series A Preferred Stock on January 9, 2009, the ability of the Registrant to declare or pay dividends or distributions on, or purchase, redeem or otherwise acquire for consideration, shares of its Common Stock will be subject to restrictions, including the Registrant’s restriction against increasing dividends from the last quarterly cash dividend declared on the Common Stock prior to October 14, 2008 ($0.19 per share). These restrictions will terminate on the earlier of (a) the third anniversary of the date of issuance of the Series A Preferred

Stock and (b) the date on which the Series A Preferred Stock has been redeemed in whole or Treasury has transferred all of the Series A Preferred Stock to third parties. The restrictions described in this paragraph are set forth in the Purchase Agreement.

In addition, pursuant to the Articles of Amendment, the ability of the Registrant to declare or pay dividends or distributions on, or repurchase, redeem or otherwise acquire for consideration, shares of its Common Stock will be subject to restrictions in the event that the Registrant fails to declare and pay full dividends (or declare and set aside a sum sufficient for payment thereof) on its Series A Preferred Stock. These restrictions are set forth in the Articles of Amendment described in Item 5.03.

ITEM 5.02.   DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

The information concerning executive compensation set forth in the last paragraph under “Item 1.01 Entry into a Material Definitive Agreement” is incorporated by reference into this Item 5.02.

In addition, in connection with the issuance of the Series A Preferred Stock, certain executive officers of the Registrant signed (a) a waiver, in the form of Exhibit 10.2, voluntarily waiving any claim against the Treasury or the Registrant for any changes to such officer’s compensation or benefits that are required to comply with the regulations issued by the Treasury and (b) a letter agreement with the Registrant, in the form of Exhibit 10.3, in which such officer agreed to be subject to the limitations and restrictions on compensation imposed by Section 111(b) of EESA as implemented by the guidance and regulation under EESA that has been issued and was in effect as of the date of issuance of the Series A Preferred Stock.  The officers who signed these documents consisted of: Jerry L. Ocheltree, President and Chief Executive Officer; Anna G. Hollers, Executive Vice President, Chief Operating Officer and Secretary; Teresa C. Nixon, Executive Vice President & Chief Lending Officer; Eric P. Credle, Executive Vice President and Chief Financial Officer; and John F. Burns, Executive Vice President.

ITEM 5.03.   AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

Following shareholder approval of an amendment to the Registrant’s Articles of Incorporation to authorize the Registrant to issue 5,000,000 shares of preferred stock, as described in the Registrant’s definitive proxy statement dated November 21, 2008 filed with the Securities and Exchange Commission on November 21, 2008, on December 22, 2008 the Registrant filed Articles of Amendment to its Articles of Incorporation with the North Carolina Secretary of State for the purpose of amending its Articles of Incorporation to authorize the Registrant to issue 5,000,000 shares of preferred stock, no par value, which shares of preferred stock may be established by the Board of Directors of the Registrant from time to time in one or more classes or series within a class.  These Articles of Amendment are attached hereto as Exhibit 3.1 and are incorporated by reference herein.

On January 7, 2009, the Registrant filed Articles of Amendment to its Articles of Incorporation with the North Carolina Secretary of State for the purpose of amending its Articles of Incorporation to fix the designations, preferences, limitations and relative rights of the Series A Preferred Stock. The Series A Preferred Stock has a liquidation preference of $1,000.00 per share. The Articles of Amendment are attached hereto as Exhibit 3.2 and are incorporated by reference herein.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

(d)   Exhibits.

The following exhibits are filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

3.1	Articles of Amendment to Articles of Incorporation (filed December 22, 2008)

3.2	Articles of Amendment to Articles of Incorporation (filed January 7, 2009)

4.1	Form of Certificate for the Series A Preferred Stock

4.2	Warrant for Purchase of Shares of Common Stock

10.1	Letter Agreement, dated January 9, 2009, between the Registrant and United States Department of the Treasury, with respect to the issuance and sale of the Series A Preferred Stock and the Warrant

10.2	Form of Waiver by Senior Officers (TARP Capital Purchase Program)

10.3	Form of Letter Agreement by Senior Officers (TARP Capital Purchase Program)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST BANCORP

By: /s/ Jerry L. Ocheltree
Name: Jerry L. Ocheltree
Title: President & CEO

Dated:   January 13, 2009